                                                                   EXHIBIT 10.10

                             NOTE PURCHASE AGREEMENT

         This NOTE PURCHASE AGREEMENT (this "Agreement") is entered into as of December 19, 2000, by and among iXL Ventures PHC, Inc., a Delaware corporation (the "Borrower"), ProAct Technologies Corp., a Delaware corporation (the "Purchaser"), iXL Enterprises, Inc., a Delaware corporation ("iXL"), and iXL Ventures, L.P., a Delaware limited partnership (the "Parent"). Capitalized terms which are used but not otherwise defined herein are defined in Section 11.1.

                                    RECITALS

         WHEREAS, the Parent is the holder of all the outstanding stock of the Borrower, and the Parent has entered into a Contribution Agreement with the Borrower, dated as of the date hereof, whereby it contributed 10 million shares of the common stock, $0.01 par value per share, of the Purchaser (the "Purchaser Shares") to the Borrower;

         WHEREAS, the Purchaser desires to purchase from the Borrower, and the Borrower desires to sell to the Purchaser 5.75% Secured Convertible Notes secured by a pledge of the Purchaser Shares, guaranteed by the Parent in the principal amount of $20,000,000.00 (the "Notes") having the terms as set forth herein and in the Notes; and

         WHEREAS, the Purchaser and the Parent desire to effect certain amendments to the Purchaser's Third Amended and Restated Stockholders' Agreement dated as of June 30, 2000 by and among the Purchaser and its stockholders;

         WHEREAS, the Parent desires to grant a call right to the Purchaser with respect to 10 million shares of the Purchaser's common stock; and

         NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                           ISSUANCE OF NOTES; CLOSING

         1.1 Purchase and Sale of Note. Upon the terms and subject to the conditions set forth herein, the Borrower will sell to the Purchaser and the Purchaser will purchase from the Borrower the Note by paying to the Borrower an aggregate cash purchase price of $20,000,000.00 (the "Purchase Price"). The Purchase Price shall be paid by the Purchaser at the Closing as defined in
Section 1.2. The Note shall have the terms as set forth on the attached Exhibit
A.

         1.2      Closing.

                  (a) The Closing shall take place after satisfaction or waiver of the conditions set forth in Article V but in no event later than the close of business on December 20, 2000, or at such other time and place as the Purchaser and the Borrower may agree. At the Closing, (a) the Purchaser shall pay the Purchase Price for the Note as required by this Section, by a confirmed wire transfer in the amount of $20,000,000.00 in immediately available Federal funds and (b) the


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Borrower shall deliver the Note and the Pledged Collateral to the Purchaser.

                  (b) The Purchaser acknowledges and agrees that (i) the proceeds from the issuance of the Notes pursuant to this Agreement may be distributed by the Borrower to the Parent and (ii) the Borrower expects to immediately distribute such proceeds to the Parent. The parties agree that the officers and directors of the Borrower shall have no personal liability to the Purchaser (or its successors and assigns) with respect to such distribution. The Purchaser acknowledges that, assuming the accuracy of the representations and warranties in this Agreement, as of the closing of the purchase of the Notes by the Purchaser and after giving effect to a distribution by the Borrower of the proceeds thereof to the Parent, the Borrower is a solvent entity.

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER
                                 AND THE PARENT

                  The Borrower and the Parent, jointly and severally, hereby represent and warrant as to the Borrower, and the Parent hereby represents warrants as to itself, as of the date of this Agreement and as of the Closing Date as follows:

         2.1 Organization and Standing; Certificate of Incorporation and By-laws. The Borrower is a corporation duly organized and validly existing under the laws of Delaware and is in good standing under such laws. The Borrower has the requisite corporate power and authority and all licenses, permits and authorizations necessary to conduct business as being conducted by it. The Parent is a limited partnership duly organized and validly existing under the laws of Delaware and is in good standing under such laws. The Borrower has furnished the Purchaser with true, correct and complete copies of its (i) Certificate of Incorporation and all amendments thereto and (ii) By-laws and all amendments thereto. The Borrower has no Subsidiaries and does not own or hold any rights to acquire any shares of stock or any other security or interest in any other person other than its interest in the Purchaser Shares.

         2.2 Corporate and Partnership Power. The Borrower has the requisite corporate power to enter into this Agreement, the Loan Documents and all other agreements and documents contemplated hereby to which it is a party and will have at the Closing Date the requisite corporate power to sell the Note, and to carry out and perform its obligations under the terms of this Agreement, the Loan Document and all other agreements and documents contemplated hereby to which it is a party. The Parent has the requisite power to enter into this Agreement, the Loan Documents and all other agreements and documents contemplated hereby to which it is a party and will have at the Closing Date the requisite power to carry out and perform its obligations under the terms of this Agreement, the Loan Documents and all other agreements and documents contemplated hereby to which it is a party.

         2.3 Capitalization. The Borrower's authorized capital stock consists of 10,001 shares of Common Stock, of which 1 share is issued and outstanding. 10,000 shares of Common Stock have been reserved by all necessary corporate action for issuance of the Conversion Shares upon the conversion of the Note by the Purchaser. All the aforesaid issued and outstanding shares are


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duly authorized and validly issued, are fully paid and nonassessable and have been offered, issued, sold and delivered by the Borrower in compliance with applicable Federal and state securities laws. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Borrower for the purchase or acquisition of, or subscription for, any shares of its capital stock other than in connection with the conversion of the Notes into the Conversion Shares by the Borrower. There are no voting trusts, shareholder agreements or any other agreements or understandings with respect to the voting of any shares of its capital stock other than those so created by the Certificate of Incorporation or the By-laws of the Borrower. The Borrower holds no shares of its capital stock in its treasury. The Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. Immediately following the conversion of the Notes, the Shares owned by the Purchaser shall represent, at that time, 99.99% of the Borrower's outstanding equity on a fully diluted basis.

         2.4 Authorization. All corporate action on the part of the Borrower necessary for the authorization, execution, delivery and performance by the Borrower of this Agreement, the Loan Documents and all other agreements and documents contemplated hereby and thereby to which the Borrower is a party and the consummation of the transactions contemplated herein and for the authorization and reservation of the Conversion Shares has been taken. Each of this Agreement, the Loan Documents and all other agreements and documents contemplated hereby and thereby to which the Borrower is a party, is or will be a valid and binding agreement of the Borrower, enforceable in accordance with its terms. The execution, delivery and performance by the Borrower of this Agreement, the Loan Documents and all other agreements and documents contemplated hereby and thereby to which the Borrower is a party, and compliance herewith and therewith, and the issuance of the Notes or the Conversion Shares upon the conversion of the Note will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, or give any third party the right to accelerate any obligation under any provision of law to which the Borrower is subject, the Certificate of Incorporation or the By-laws of the Borrower, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Borrower or any predecessor is a party or by which it is bound, or result in the creating of any Lien upon any of the properties or assets of the Borrower pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Borrower's operations or any of its assets or properties. No shareholder has any existing preemptive rights or rights of first refusal by reason of the issuance of the Note or the Shares.

                  All action on the part of the Parent necessary for the authorization, execution, delivery and performance by the Parent of this Agreement, the Loan Documents and all other agreements and documents contemplated hereby and thereby to which the Parent is a party and the consummation of the transactions contemplated herein and for the contribution of the Purchaser Shares has been taken. Each of this Agreement, the Loan Documents and all other agreements and documents contemplated hereby and thereby to which the Parent is a party, will be upon execution a valid and binding agreement of the Parent, enforceable in accordance with its terms. The execution, delivery and performance by the Parent of this Agreement, the Loan Documents and all other agreements and documents contemplated hereby and thereby to which the Parent is a party, and compliance herewith and therewith, will not result in any violation of, and will not


                                      -3-
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conflict with, or result in a breach of any of the terms of, or constitute a default under, or give any third party the right to accelerate any obligation under any provision of law to which the Parent is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Parent or by which it is bound, or result in the creating of any Lien upon any of the properties or assets of the Parent pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to or any of its assets or properties

         2.5 Absence of Liabilities. Except for liabilities under the Loan Documents, the Borrower has no liabilities (whether fixed or contingent, accrued, absolute, unliquidated or otherwise, whether or not known to the Borrower, whether due or to become due).

         2.6 Contracts. The Borrower is not a party to any contract, obligation, agreement, plan, arrangement, commitment or the like (written or oral) except the Loan Documents.

         2.7 Litigation. There is neither pending nor, to the Borrower's or the Parent's knowledge and belief, threatened, any action, suit, proceeding, investigation, order or claim, or any basis therefor or threat thereof, whether or not purportedly on behalf of the Borrower, affecting the Borrower; and the Borrower or the Parent has no knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary.

         2.8 Consents. No consent, approval, qualification, order or authorization of, or filing with, any governmental or regulatory authority is required in connection with the Borrower's valid execution, delivery or performance of the applicable Loan Documents and other agreements or documents contemplated hereby, or the offer, sale or issuance of the Note or the Conversion Shares by the Borrower, or the consummation of any other transaction contemplated on the part of the Borrower hereby or thereby; except no representation or warranty is made with respect to whether any class votes are required of shares of preferred stock of the Company pursuant to provision of the Purchaser's certificate of incorporation.

                  No consent, approval, qualification, order or authorization of, or filing with, any governmental or regulatory authority is required in connection with the Parent's valid execution, delivery or performance of the applicable Loan Documents and other agreements or documents contemplated hereby, or the consummation of any other transaction contemplated on the part of the Parent hereby or thereby.

         2.9 Ownership of Assets, Purchaser Shares and Call Shares. The Borrower has no ownership interest in any properties or assets other than its interest in the Purchaser Shares. The Purchaser Shares are owned by the Borrower free and clear of any Liens (other than imposed by the applicable Loan Documents). The delivery of the Purchaser Shares by the Borrower to the Purchaser upon an exchange as contemplated by the Exchange Agreement will convey to the Purchaser lawful and valid title therein, free and clear of any Liens. The Call Shares have been pledged (the "Chase Security Interest") to Chase Manhattan Bank, N.A. ("Chase") and are otherwise owned by the Parent free and clear of any Liens (other than this Agreement). The Parent has the right to sell the Call Shares free and clear of any Liens, including the Chase Security Interest, to the Purchaser upon receipt of the proceeds of the exercise of the call rights under Article X.

         2.10 Issuance Taxes. All taxes imposed by law, if any, in connection with the issuance, sale and delivery of the Notes and upon conversion of the Notes to Conversion Shares shall have been fully paid, and all laws imposing such taxes shall have been fully complied with, prior to the Closing.

         2.11 Conduct of Business. The Borrower does not conduct any business other than as specifically authorized under its Certificate of Incorporation and By-Laws.

         2.12 Brokers. Neither the Borrower nor the Parent has paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement, the Loan Documents or any other agreements or documents contemplated hereby.

         2.13 Amendment and Restatement of the Stockholders' Agreement. Upon execution and delivery of the Restated Stockholders' Agreement, the Restated Stockholders' Agreement shall be effective and will be enforceable against the Borrower and the Parent in accordance with its terms.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Borrower as follows:

         3.1 Corporate Power. The Purchaser has the requisite authority to enter into this Agreement, the Loan Documents to which it is a party and all other agreements and documents contemplated hereby to which it is a party and it will have at the Closing Date the requisite power to purchase the Note and to carry out and perform its obligations under this Agreement, the Loan Documents to which it is a party and all other agreements and documents contemplated hereby to which it is a party.

         3.2 Authorization. All action on the part of the Purchaser necessary for the authorization, execution, delivery and performance by the Purchaser of this Agreement and all other agreements and documents contemplated hereby and thereby and the consummation of the transactions contemplated herein has been taken; except no representation or warranty is made with respect to whether any class votes are required of shares of preferred stock of the Company pursuant to provisions of the Purchaser's certificate of incorporation. Each of Loan Documents to which the Purchaser is a party and all other agreements and documents contemplated hereby and thereby, is or will be a valid and binding agreement of the Purchaser, enforceable in accordance with its terms.

                                   ARTICLE IV

                                    COVENANTS

         4.1 Conduct of Business Prior to Closing. Between the date of this Agreement and


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the Closing Date, the Borrower shall, and the Parent and iXL shall cause it to:

                  (a) continue to operate and conduct its business as specifically provided in its Certificate of Incorporation;

                  (b) use its best efforts to ensure that the representations and warranties set forth herein are true and correct at all times prior to the Closing.

         4.2 Access to Information. From the date of this Agreement to and including the Closing Date, the Borrower will give the Purchaser, its counsel, financial advisors, auditors and other authorized representatives full access at reasonable times during normal business hours to the offices, properties, books and records of the Borrower, will furnish to the Purchaser, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and will instruct the employees, counsel and financial advisors of the Borrower to cooperate with the Purchaser in its investigation of the business of the Borrower.

         4.3 Notification and Filings. The Borrower will make on a prompt and timely basis all governmental or regulatory notifications and filings, necessary to be made by it for the consummation of the transactions contemplated hereby.

         4.4 Financial Statements and Other Information. The Borrower will deliver to the Purchaser (if and so long as the Purchaser holds the Notes or any Conversion Shares) and to each transferee of the Purchaser who has acquired and holds 25% of the outstanding Notes such monthly, quarterly and annual financial and business information regarding the Borrower as may be reasonably requested.

         4.5 Notice of Event of Default. The Borrower, iXL and the Parent shall give prompt notice of any Event of Default to the Purchaser.

         4.6 Inspection of Property. The Borrower, at all times, will permit any representatives designated by the Purchaser upon reasonable notice and during normal business hours, to (i) visit and inspect any of the properties of the Borrower, (ii) examine the corporate and financial records of the Borrower and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of the Borrower with the directors, officers, key employees and independent accountants of the Borrower and provided that such visits, inspections, examinations and discussions will be at such Person's expense and will not unreasonably interfere with the Borrower's normal business operations.

         4.7 Reservation of Common Stock. The Borrower will at all times, until the conversion or satisfaction of the Notes in full, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Note in full, the number of Conversion Shares issuable upon the conversion of the Note in full. The Borrower will take all such actions as may be necessary to assure that all such Conversion Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of stock may be listed (except for official notice of issuance which will be promptly transmitted by the Borrower upon issuance, if applicable).


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         4.8      Negative Covenants. Until the earlier of (a) the conversion in full of the entire amount of the Notes into the Conversion Shares, as contemplated by this Agreement and the Notes, (b) the exchange in full of the entire amount of the Notes into the Purchaser Shares pursuant to the Exchange Agreement or (c) the payment in full of the entire amount of the Notes in accordance herewith; without the prior written consent of the Purchaser, the Parent and the Borrower shall not breach any of their respective covenants under any of the Loan Documents.

         4.9 No Sale of the Borrower. Each of iXL and the Parent agree that the Borrower will not be sold to any other person without the consent of the Purchaser, whether by merger, sale of assets or stock purchase transaction.

         4.10 Voting of Pledged Shares. The Parent, iXL and the Borrower each agree that the Pledged Shares (as defined in the Pledge Agreement) shall be voted in the same manner (and proportionally) on all matters for which holders of Purchaser Shares may vote as all other Purchaser Shares (assuming conversion of preferred stock) held by all parties other than the Borrower, iXL, the Parent or any of their affiliates (other than the Purchaser).

                                    ARTICLE V

                              CONDITIONS TO CLOSING

         5.1. Conditions Precedent to Purchaser's Obligations. The Purchaser's obligation to purchase the Note and to pay the Purchase Price therefor pursuant to Section 1.1 shall be subject to satisfaction of each of the following conditions precedent, which conditions may be waived (but only in writing) by the Purchaser in whole or in part:

                  (a) (i) The representations and warranties of the Borrower and the Parent set forth in Article II shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date as if such representations and warranties were made on such date and (ii) the Borrower and the Parent shall have performed in all material respects all of their respective obligations hereunder required to be performed by it at or prior to the Closing;

                  (b) The Purchaser and the Borrower shall have received all consents and approvals from and made all filings required to be obtained or made prior to the Closing, in each case in form and substance reasonably satisfactory to the Purchaser, including without limitation, state securities laws, and all such consents, approvals and filings shall be in full force and effect;

                  (c) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the transactions contemplated hereby and no proceeding challenging this Agreement, the Loan Documents, any other related agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any person other than the Purchaser before any court, arbitrator or governmental body, agency or official and be pending;

                  (d) The Purchaser shall have received all documents it may reasonably request relating to the valid existence and incorporation of the Borrower and the valid existence of the Parent and the authority of the Borrower and the Parent for this Agreement, the Loan

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Documents, and all corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in form and substance to the Purchaser;

                  (e) The Parent, iXL and the Borrower shall have executed each of the Loan Documents to which it is a party; and

                  (f) The Restated Stockholders' Agreement shall have been executed and delivered by iXL, and stockholders (other than iXL or the Parent) holding at least 51% of the shares of the Purchaser's common stock (assuming conversion of all preferred stock) held by all persons other than iXL or the Parent.

         5.2 Conditions Precedent to Borrower's Obligations. The Borrower's obligation to sell the Note to the Purchaser pursuant to Section 1.1 shall be subject to satisfaction of each of the following conditions precedent, which conditions may be waived (but only in writing) by the Borrower in whole or in part:

                  (a) The representations and warranties of the Purchaser set forth in Article III shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date as if such representations and warranties were made on such date (except to the extent that such representations and warranties expressly relate to an earlier date and except as otherwise contemplated by this Agreement), and (ii) the Purchaser shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing;

                  (b) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the transactions contemplated hereby and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or governmental body, agency or official and be pending;

                  (c) The Purchaser shall have executed the Restated Stockholders' Agreement; and

                  (d) The Purchaser shall have executed the Exchange Agreement.

                                   ARTICLE VI

                                   TERMINATION

         6.1 Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:

                  (i) by mutual written agreement of the Borrower and the Purchaser;

                  (ii) by either the Borrower or the Purchaser if the Closing shall not have been consummated on or before the close of business on December 20, 2000;

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                  (iii) by either the Borrower or the Purchaser if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction.

         6.2 Effect of Termination. If this Agreement is terminated as permitted by Section 6.1, such termination shall be without liability of any party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided that if any such termination under Section 6.1 (ii) shall result from the willful failure of any party to fulfill a condition to the performance of the obligations of any other party or to perform a covenant of this Agreement or from a willful breach by any party to this Agreement, such party shall be fully liable for any and all losses, liabilities, costs and expenses incurred or suffered by the other parties as a result of such failure or breach. The provisions of this Section 6.2 shall survive any termination hereof pursuant to
Section 6.1.

                                   ARTICLE VII

                                   CONVERSION

         7.1 Conversion. The Notes are convertible (in whole but not in part) into 10,000 fully paid and non-assessable shares of Common Stock (or any capital stock or other securities into which such Common Stock shall have been changed through reclassification or otherwise) (the "Conversion Shares") at the option of the Purchaser. The Conversion Shares, upon issuance in accordance herewith, are hereby declared to be and shall be duly authorized, validly issued, fully paid and non-assessable, and free and clear of all Liens.

         7.2 Surrender. The Notes may be converted by the Purchaser by giving written notice thereof to the Borrower, effective upon delivery of such notice. Upon presentation of the Notes, the Borrower shall deliver certificates representing the Conversion Shares. Until such time as the certificates are delivered, the Notes shall be deemed to represent the Conversion Shares.

         7.3 Adjustments. The number of Conversion Shares, issuable upon conversion shall be adjusted to reflect any stock splits, combinations, reclassifications, stock dividends, distributions of cash or other assets, etc.

                                  ARTICLE VIII

                                     PAYMENT

         8.1 Prepayment by the Borrower. The Borrower may prepay the Notes in whole or in part at any time after the Purchaser has exercised a purchase right under Section 3.2 of the Exchange Agreement; otherwise, the Notes may not be prepaid at the option of the Borrower.

         8.2 Change of Control. Upon the occurrence of a Change of Control, the Purchaser may require the Borrower to prepay the Notes in full, upon delivery of notice to such effect. A "Change of Control" means a transaction (in one or a series of transactions) pursuant to which iXL Enterprises, Inc. (or one of its direct or indirect Subsidiaries) is no longer the general partner of the Parent.

         8.3 Payment. The principal amount of the Notes may be repaid by the Borrower, whether by prepayment or upon maturity, by payment in cash or by transfer of the Pledged Collateral (as defined in the Pledge Agreement). The interest amount of the Notes may be repaid by the Borrower, whether by prepayment or upon maturity in cash or, if the Exchange Condition (as defined in the Exchange Agreement) has been satisfied, in shares of the Purchaser's common stock having a Fair Value equal to the amount of interest latest then owed. In the event the Borrower elects to make payment by transfer of additional shares, they shall be delivered to the Purchaser free and clear of all Liens, and pursuant to documents of transfer reasonably requested by the Purchaser.

         8.4 Fair Value. The term "Fair Value" means "Appraised Value" as defined in the Pledge Agreement.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         9.1 Events of Default. If any of the following events (hereafter each called an "Event of Default") shall occur:

                  (a) If the Borrower shall default in the payment of any principal or interest due under the Notes when the same shall become due and payable, whether at maturity or by acceleration or otherwise; or

                  (b) If the Borrower, iXL or the Parent (the guarantor under the Guaranty) shall make a general assignment for the benefit of creditors; or

                  (c) If the Borrower, iXL or the Parent shall file a voluntary petition in bankruptcy, or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or other applicable federal, state or other statute, law or regulation, or shall file any answer admitting the material allegation of a petition filed against the Borrower, iXL or the Parent in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Borrower, iXL or the Parent of all or any substantial part of the properties of the Borrower, iXL or the Parent, or the Borrower, iXL or the Parent shall commence the winding up or the dissolution or liquidation of such person or the assets of such person; or

                  (d) If the Guaranty ceases to be in full force and effect for any reason or the Parent asserts at any time that the Guaranty is unenforceable or not in full force or effect; or

                  (e) If an event shall occur or any condition shall exist in respect of any indebtedness for borrowed money of iXL or the Parent, or under any agreement securing or relating to such indebtedness:

                           (A) as a result of which the holder or holders of such indebtedness, or some group of such holders or a trustee or agent acting on their behalf, accelerates the maturity of such indebtedness, or a portion thereof, or

                           (B) that results in any one or more of the holders thereof or a trustee therefor requiring iXL or the Parent pursuant to a then existing contractual right to repurchase such indebtedness from the holders thereof;

                  provided, that the aggregate amount of all obligations in respect of all such indebtedness for borrowed money under this subsection (e) exceeds at such time one million dollars ($1,000,000); or

                  (f) If the representations and warranties of the Borrower or the Parent in this Agreement, in the Notes, in the Guaranty or in any other Loan Documents are not true and correct as of the date that they are made and cease to be true and correct after the Closing Date until the Maturity Date; or

                  (g) If the Borrower, iXL or the Parent fails to perform or observe any of the covenants contained in any of the Loan Documents;

                  then, and in each and every such case, the Purchaser may by 3 (three) days advance notice in writing to the Borrower declare all amounts under the Notes to be forthwith due and payable (except that, in the case of an Event of Default under Section 9.1(c), the Notes shall become immediately due and payable without notice) and thereupon the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived. If an Event of Default occurs with respect to the Notes, then the unpaid principal amount of the Notes shall bear interest from and including the Maturity Date (as defined in the Notes) to and including the date of payment at an annual rate equal to the Overdue Rate (as defined in the Notes).

                                    ARTICLE X

                                   CALL RIGHTS

         10.1 General. The Parent hereby irrevocably grants to the Purchaser call rights as described under Section 10.2 below with respect to an aggregate of 10,000,000 shares of common stock, $0.01 par value per share, of the Purchaser, owned by the Parent (the "Call Shares") at a purchase price per share of $3.00 (such number and call price to be adjusted to reflect any stock splits, combinations or the like after the date hereof).

         10.2 Exercise. The Purchaser may exercise its call rights at any time (and from time to time) prior to the close of business on January 7, 2004 by giving the Parent written notice thereof at the Parent's address for notices set forth in Section 12.6 hereto, such notice to indicate that call rights are being exercised under this Section 10.2, indicate the number of Call Shares to be purchased and specify a closing date. The call rights may be exercised for all or a portion of the Call Shares, provided, however that the minimum amount of Call Shares purchased at any one time shall be 500,000 Call Shares (such number to be adjusted for any stock splits, combinations or the like after the date hereof). With the prior approval of the Purchaser's board of directors, the Purchaser may designate another person or entity to purchase all or any portion of the Call Shares, such designation to be set forth in the notice referred to above; provided, that, for purposes of the foregoing board approval, iXL Designees (as defined in the Restated Stockholders' Agreement), if any, may participate in the meeting, if any, and vote on such approval by the board of directors.

         10.3 Closing re: Call Shares. The closing for the purchase of the Call Shares by the Purchaser shall be the date specified in the notice referred to above, provided that it shall be no earlier than 15 days after, and no later than 45 days after, delivery of the notice. At the closing, the Parent shall deliver the certificates representing the number of Call Shares being purchased by the Purchaser free and clear of all Liens (including without limitation the Chase Security Interest), and the Purchaser shall pay the call price by wire transfer to an account designated by the Parent in writing to the Purchaser at least two business days prior to the closing, or if no such designation is made, by check.

         10.4 Termination. The call rights under Section 10.2 hereto shall terminate upon the occurrence of the closing of a Qualified Public Offering (as defined in the Restated Stockholders' Agreement).

         10.5 Legend. The Purchaser may place a legend on the certificates representing the Call Shares indicating that the Call Shares are subject to the call rights provided herein.

         10.6 No Restrictions. Neither the Parent nor the Borrower shall enter into covenants or agreements which would restrict the ability of the Parent to transfer the Call Shares in connection with the exercise of call rights herein.

         10.7 Conditions to Closing. The obligations of the Purchaser to purchase the Call Shares and the obligations of the Parent to sell the Call Shares are each conditioned upon release of the Chase Security Interest with respect to the Call Shares by the secured parties thereof and receipt of the consent of certain stockholders of the Purchaser as may be required pursuant to the Certificate of Incorporation of the Purchaser, as amended, and pursuant to the Stockholders' Agreement (the "Call Consent"). (Prior to the Closing, upon request by the Purchaser, the Parent shall provide the Purchaser with evidence in reasonable detail of such release of the Chase Security Interest.)

                                   ARTICLE XI

                                   DEFINITIONS

         11.1 Defined Terms. As used herein the following terms shall have the following meanings:

                  "Affiliate" means, as to any person, another person which controls, is controlled by or is under common control with, such person; provided that the Purchaser shall not be considered a Affiliate of iXL or the Parent.

                  "Certificate of Incorporation" means the Borrower's Certificate of Incorporation, as the same may be supplemented, amended and/or restated from time to time.

                  "Closing" means the closing of the purchase and sale of the Note contemplated by this Agreement.

                  "Closing Date" means the date of the Closing.

                  "Contribution Agreement" means the Contribution Agreement between the Borrower and the Parent, dated as of the date hereof, whereby the Parent contributed the Purchaser Shares to the Borrower, in the form annexed as Exhibit J hereto.

                  "Exchange Agreement" means the Exchange Agreement, dated as of the date hereof, between the Borrower and the Company in the form annexed as Exhibit E hereto.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranty" means the Guaranty executed by the Parent for the benefit of the Purchaser, dated as of the date hereof, in the form annexed as Exhibit C hereto.

                  "Intercompany Agreement" means the Intercompany Agreement between the Parent, the Borrower, and the Purchaser, dated as of the date hereof, in the Form annexed as Exhibit H hereto.

                  "Keep Well Agreement" means the Keep Well Agreement between the Parent and the Borrower, dated as of the date hereof, in the form annexed as
Exhibit I hereto.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien, charge, right of first refusal, agreement or other restriction (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in connection with such Lien).

                  "Loan Documents" means this Note Purchase Agreement, the Notes, the Guaranty, the Pledge Agreement, the Parent Pledge Agreement, the Intercompany Agreement, the Exchange Agreement, the Contribution Agreement, the Keep Well Agreement and the Restated Stockholders' Agreement.

                  "Note" has the meaning set forth in the Recitals, in the form annexed as Exhibit A hereto.

                  "Parent Pledge Agreement" means the Pledge Agreement between the Parent and the Purchaser, dated as of the date hereof, in the form annexed as Exhibit D hereto.

                  "person" means an individual, partnership, corporation, business trust, joint stock Company, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

                  "Pledge Agreement" means the Stock Pledge Agreement between the Borrower and the Purchaser, dated as of the date hereof, in the form annexed as Exhibit B hereto.

                  "Purchase Price" has the meaning set forth in Section 1.1.

                  "Purchaser Shares" has the meaning set forth in the Recitals.

                  "Purchaser" means ProAct Technologies Corp., a Delaware corporation.

                  "Restated Stockholders' Agreement" means the Fourth Amended and Restated Stockholders' Agreement in the form attached as Exhibit G hereto.

                  "Stockholders' Agreement" means the Third Amended and Restated Stockholders' Agreement, among the Purchaser and its stockholders, dated as of June 30, 2000, in the form annexed as Exhibit F hereto.

                  "Shares" has the meaning set forth in Section 1.1.

                  "Subsidiary" means, as to any Person, a corporation or other Person of which more than 50% of the outstanding capital stock or other securities having full voting power is at the time directly or indirectly owned or controlled by such Person, or any partnership of which such Person is a general partner.

         11.2     Other Definitional Provisions.

                  (a) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (b) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods, where applicable.

                  (c) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                  (d) The words "hereof', "herein" and "hereunder", and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (e) The word "including", when used in this Agreement, means "including, but not limited to".

                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1 Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard, to the fullest extent permitted by law, to any conflict of laws rules which might apply the laws of any other jurisdiction.

         12.2 Jurisdiction; Waiver of Jury Trial. (a) Each of the Borrower and the Parent irrevocably submits to the non-exclusive jurisdiction of (i) the state courts of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Note or any transactions contemplated hereby. Each of the Borrower and the Parent, for itself and in connection with its properties, generally and unconditionally, waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered in connection with this Agreement.

         12.3 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing.

         12.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto; provided, however, that the Parent, iXL or the Borrower may not assign its rights hereunder.

         12.5 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any terms hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Borrower and the Purchaser.

         12.6 Notices, etc. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

         If to the Company:                                   If to the Borrower:

         ProAct Technologies Corp.                            iXL Ventures PHC, Inc.
         120 Bloomingdale Road                                1600 Peachtree Street
         White Plains, NY 10605                               Atlanta, Georgia 30309
         Attn: C. Cathleen Raffaeli                           Attn: Theodore W. Brown
         Facsimile: 914-872-8190                              Facsimile: 404-279-6844

         With a copy to:                                      With a copy to:

         Fried, Frank, Harris, Shriver & Jacobson             Greenberg Traurig
         One New York Plaza                                   3060 Peachtree Road, Suite 1100
         New York, New York 10004                             Atlanta, GA 30305
         Attention: Gary Cooperstein/Bryan Hall               Attn: James S. Altenbach
         Facsimile: 212-859-4000                              Facsimile: 404-233-5824

         12.7 Specific Performance. The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

         12.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any other party hereto under this Agreement shall impair any such right, power or remedy of the non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. Except as otherwise provided herein, all remedies, either under this Agreement or by law or otherwise afforded, shall be cumulative and not alternative. Nothing contained herein shall be deemed to be a waiver by any party of the defense of waiver, laches or estoppel.

         12.9 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         12.10 Expenses. Except as provided in the Pledge Agreement or the Parent Pledge Agreement, each party shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         12.11 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         12.12 United States Dollars. All dollar amounts in this Agreement are in United States Dollars and are to be paid in immediately available federal funds.

         12.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                             iXL VENTURES PHC, INC.


                                             By: /s/ THEODORE W. BROWNE III
                                                 -------------------------------
                                                 Name:  Theodore W. Browne III
                                                 Title: Vice President

                                             iXL VENTURES, L.P.
                                             By: iXL, Inc., General Partner


                                             By: /s/ U. BERTRAM ELLIS, JR
                                                 -------------------------------
                                                 Name:  U. Bertram Ellis, Jr.
                                                 Title: Chief Executive Officer

                                             iXL ENTERPRISES, INC.


                                             By: /s/ U. BERTRAM ELLIS, JR
                                                 -------------------------------
                                                 Name:  U. Bertram Ellis, Jr.
                                                 Title: Chief Executive Officer

                                             PROACT TECHNOLOGIES CORP.


                                             By: /s/ C. CATHLEEN RAFFAELI
                                                 -------------------------------
                                                 Name:  C. Cathleen Raffaeli
                                                 Title: President


                   Signature Pages for Note Purchase Agreement

                             NOTE PURCHASE AGREEMENT
                                Table of Contents

                                                                                                 Page
                                                                                                 ----

ARTICLE I  ISSUANCE OF NOTES; CLOSING.........................................................     1

   1.1     Purchase and Sale of Note..........................................................     1
   1.2     Closing............................................................................     1

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF THE BORROWER AND THE PARENT.....................     2

   2.1     Organization and Standing; Certificate of Incorporation and By-laws................     2
   2.2     Corporate and Partnership Power....................................................     2
   2.3     Capitalization.....................................................................     2
   2.4     Authorization......................................................................     3
   2.5     Absence of Liabilities.............................................................     4
   2.6     Contracts..........................................................................     4
   2.7     Litigation.........................................................................     4
   2.8     Consents...........................................................................     4
   2.9     Ownership of Assets, Purchaser Shares and Call Shares..............................     4
   2.10    Issuance Taxes.....................................................................     5
   2.11    Conduct of Business................................................................     5
   2.12    Brokers............................................................................     5
   2.13    Amendment and Restatement of the Stockholders' Agreement...........................     5

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..................................     5

   3.1     Corporate Power....................................................................     5
   3.2     Authorization......................................................................     6

ARTICLE IV  COVENANTS.........................................................................     6

   4.1     Conduct of Business Prior to Closing...............................................     6
   4.2     Access to Information..............................................................     6
   4.3     Notification and Filings...........................................................     6
   4.4     Financial Statements and Other Information.........................................     6
   4.5     Notice of Event of Default.........................................................     7
   4.6     Inspection of Property.............................................................     7
   4.7     Reservation of Common Stock........................................................     7
   4.8     Negative Covenants.................................................................     7
   4.9     No Sale of the Borrower............................................................     7
   4.10    Voting of Pledged Shares...........................................................     7

ARTICLE V  CONDITIONS TO CLOSING..............................................................     8

   5.1.    Conditions Precedent to Purchaser's Obligations....................................     8

   5.2     Conditions Precedent to Borrower's Obligations.....................................     9

ARTICLE VI  TERMINATION.......................................................................     9

   6.1     Grounds for Termination............................................................     9
   6.2     Effect of Termination..............................................................     9

ARTICLE VII  CONVERSION.......................................................................    10

   7.1     Conversion.........................................................................    10
   7.2     Surrender..........................................................................    10
   7.3     Adjustments........................................................................    10

ARTICLE VIII  PAYMENT.........................................................................    10

   8.1     Prepayment by the Borrower.........................................................    10
   8.2     Change of Control..................................................................    10
   8.3     Payment............................................................................    11
   8.4     Fair Value.........................................................................    11

ARTICLE IX  EVENTS OF DEFAULT.................................................................    11

   9.1     Events of Default..................................................................    11

ARTICLE X  CALL RIGHTS........................................................................    12

   10.1    General............................................................................    12
   10.2    Exercise...........................................................................    13
   10.3    Closing re: Call Shares............................................................    13
   10.4    Termination........................................................................    13
   10.5    Legend.............................................................................    13
   10.6    No Restrictions....................................................................    13
   10.7    Conditions to Closing..............................................................    13

ARTICLE XI  DEFINITIONS.......................................................................    14

   11.1    Defined Terms......................................................................    14
   11.2    Other Definitional Provisions......................................................    15

ARTICLE XII  MISCELLANEOUS....................................................................    16

   12.1    Governing Law......................................................................    16
   12.2    Jurisdiction; Waiver of Jury Trial.................................................    16
   12.3    Survival...........................................................................    16
   12.4    Successors and Assigns.............................................................    16
   12.5    Entire Agreement; Amendment; Waiver................................................    16
   12.6    Notices, etc.......................................................................    17
   12.7    Specific Performance...............................................................    17

   12.8    Delays or Omissions................................................................    17
   12.9    Severability.......................................................................    18
   12.10   Expenses...........................................................................    18
   12.11   Titles and Subtitles...............................................................    18
   12.12   United States Dollars..............................................................    18
   12.13   Counterparts.......................................................................    18

                                LIST OF EXHIBITS

Exhibit A         Secured Convertible Note

Exhibit B         Pledge Agreement

Exhibit C         Guaranty

Exhibit D         Parent Pledge Agreement

Exhibit E         Exchange Agreement

Exhibit F         Stockholders' Agreement

Exhibit G         Restated Stockholders' Agreement

Exhibit H         Intercompany Agreement

Exhibit I         Keep-Well Agreement

Exhibit J         Contribution Agreement

                            SECURED CONVERTIBLE NOTE

                        THIS NOTE HAS NOT BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933,
                        AS AMENDED (THE "1933 ACT"), AND
                       MAY NOT BE OFFERED FOR SALE OR SOLD
                       OR OTHERWISE TRANSFERRED EXCEPT IN
                        COMPLIANCE WITH THE 1933 ACT AND
                      THE RULES AND REGULATIONS THEREUNDER.

                             iXL Ventures PHC, Inc.

                     5.75% SECURED CONVERTIBLE NOTE DUE 2004

                                                               December 19, 2000
$20,000,000.00


         iXL VENTURES PHC, INC., a Delaware corporation (herein, together with its successors and assigns, called the "MAKER"), for value received hereby promises to pay to PROACT TECHNOLOGIES CORP., a Delaware corporation (herein, together with its successors and assigns, called the "LENDER"), the principal sum of TWENTY MILLION DOLLARS (US$20,000,000.00), as provided herein, together with interest (computed, in arrears, on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof, at the rate of 5.75% per annum, compounding quarterly on the last day of each March, June, September and December for each calendar year (the "INTEREST RATE") from the date hereof to and including the date paid, and (b) on any due and unpaid payment (including any due and unpaid required or optional prepayment) of principal, and to the extent permitted by law, any due and unpaid payment of interest, at the rate of 6.75% per annum compounding quarterly (the "OVERDUE RATE").

         This Note is the Maker's 5.75% Secured Convertible Note due 2004 (the "NOTE") issued pursuant to the Note Purchase Agreement, dated as of the date hereof (the "LOAN AGREEMENT"), between the Maker and the Lender and certain other parties. The Note is guaranteed by iXL Ventures, L.P., a Delaware limited partnership, as provided by the terms of the Guaranty dated the date hereof issued by iXL Ventures, L.P. All capitalized terms, and their rules of usage, used herein without definition shall have the meanings set forth in the Loan Agreement.

         As used herein, the term "HOLDER" means the Lender and each person (if any) to which such named Holder sells or otherwise transfers this Note or any Notes issued in exchange, substitution or replacement herefor in accordance with the terms of the Loan Agreement.

         SECTION 1. SECURITY; EXCHANGE AGREEMENT. This Note is secured by certain shares of common stock of the Lender and proceeds related thereto held by the Borrower, as provided by the terms of the Stock Pledge Agreement dated as of the date hereof between the Lender and the Borrower (the "PLEDGE AGREEMENT"). Reference is hereby made to the Loan Agreement and the Pledge Agreement for a description of and the nature and extent of the security for the Note, and the nature and extent of the pledge and the rights of Holder and the Maker in respect of the security or otherwise. This Note is also subject to the terms of the Exchange Agreement dated as of the date hereof by and between the Lender and the Borrower.

         SECTION 2. PAYMENTS. All payments in respect of this Note will be made in full when due, upon presentation of this Note at the principle executive offices of the Lender, by wire transfer of immediately available funds; provided that pursuant to Article VIII of the Loan Agreement, the Maker may repay (i) the principal amount owed under this Note by transfer of the Pledged Collateral to the Lender and (ii) the interest obligations under this Note by transfer of Shares to the Lender having a Fair Value equal to the amount of interest owed. In the event that the principal obligations are repaid by transfer of Pledged Collateral in accordance with the Loan Agreement, interest shall no longer accrue with respect to the principal. Interest on this Note will accrue quarterly, on the last day of each March, June, September, and December, commencing on March 31, 2001. The entire amount of unpaid principal, accrued and unpaid interest and all other amounts payable under the Loan Documents, if any, will be due and payable on January 7, 2004 or such earlier date as is provided for in the Loan Agreement (in either case, the "MATURITY DATE"). Upon full payment of the entire indebtedness represented by this Note, the Lender will mark this Note "Paid in Full" and surrender this Note to the Maker for cancellation.

         SECTION 3. PREPAYMENT. This Note is subject to prepayment from time to time only under the circumstances and in compliance with the terms and conditions set forth in the Loan Agreement.

         SECTION 4. CONVERSION OPTION. This Note can be converted, in whole or in part, at the option of the holder, into shares of Common Stock, $.01 par value per share, of the Maker, in the manner, and upon the terms and conditions provided in the Loan Agreement.

         SECTION 5. ABSOLUTE OBLIGATION. No reference herein to the Loan Agreement and no provision hereof or thereof shall alter or impair the obligation of the Maker, which is absolute and unconditional, to pay the principal hereof and interest hereon at the respective times and places specified herein and in the Loan Agreement.

         SECTION 6. ASSIGNMENT. This Note is transferable only upon the terms and conditions set forth in the Loan Agreement.

         SECTION 7. NON-BUSINESS DAY. If any payment of interest due hereunder becomes due and payable on a day which is not a Business Day (as defined in the Loan Agreement), the due date thereof shall be the next preceding day which is a Business Day, and the interest payable on such next preceding Business Day shall be the interest which would otherwise have been payable on the due date which was not a Business Day.

         SECTION 8. DEFAULTS; REMEDIES. Upon the occurrence of an Event of Default, Holder may exercise any and all of the rights and remedies provided for under any and all of the Loan Documents or otherwise available at law or in equity. The Loan Documents provide, among other things, that upon an Event of Default, Holder may, among other things, accelerate the Maturity Date and in connection therewith the entire indebtedness represented by this Note will automatically become due and payable by the Maker. Upon an Event of Default, Holder individually may, among other things, accelerate the Maturity Date and in connection therewith the entire Indebtedness represented by this Note will automatically become due and payable by the Maker. In addition to all other amounts that may at any time be payable under the Loan Documents, the undersigned agrees to pay upon demand all expenses of any kind (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Lender or Holder in collecting any amount due and unpaid hereunder.

         SECTION 9. COLLECTION COSTS. Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection after default, the undersigned agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal), whether or not any dispute as to the validity or enforceability of any provision of the Note or any of the Loan Documents results in litigation and whether or not any such litigation is prosecuted to judgment, unless judgment is entered for the Maker in any such enforcement or collection effort in which case the Holder will pay the reasonable attorneys' fees and expenses of the Maker.

         SECTION 10. SEVERABILITY. If any provision of this Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         SECTION 11. GOVERNING LAW. This Note shall be governed by the laws of the State of New York, without regard, to the fullest extent permitted by law, to any conflict of laws which might result in the application of the laws of any other jurisdiction.

         SECTION 12. JURISDICTION; WAIVER OF JURY TRIAL. The Borrower irrevocably submits to the non-exclusive jurisdiction of (i) the state courts of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Note or any transactions contemplated hereby. The Borrower, for itself and in connection with its properties, generally and unconditionally, waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered in connection with this Note.

         Each of the parties hereto hereby waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this agreement, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims.

         IN WITNESS WHEREOF, the Maker has caused this 5.75% Secured Convertible Note due 2004 to be duly executed and delivered.

                                   iXL VENTURES PHC, INC.


                                   By: /s/ U. BERTRAM ELLIS
                                       ----------------------------------------
                                       Name:  U. Bertram Ellis
                                       Title: President

                             STOCK PLEDGE AGREEMENT


         STOCK PLEDGE AGREEMENT (this "Pledge Agreement") dated as of December 19, 2000 by and among iXL Ventures PHC, Inc., a Delaware corporation ("Borrower"), and ProAct Technologies Corp., a Delaware corporation ("Lender").

         WHEREAS, Borrower, iXL Ventures, L.P., iXL Enterprises, Inc. and Lender have entered into a Note Purchase Agreement dated as of the date hereof ("Loan Agreement"), pursuant to which Lender has agreed to purchase $20,000,000 principal amount of 5.75% Secured Convertible Notes due 2004 (the "Notes") upon the terms and subject to the conditions set forth therein;

         WHEREAS, Borrower and Lender have entered into an Exchange Agreement dated as of the date hereof (the "Exchange Agreement");

         WHEREAS, Borrower will receive substantial benefit from the issuance of the Notes;

         WHEREAS, Borrower will grant a security interest in certain of its assets in favor of Lender to secure its obligations under the Exchange Agreement and the Notes; and

         WHEREAS, it is a condition precedent to the obligation of Lender to purchase the Notes that Borrower shall have executed and delivered this Pledge Agreement.

         NOW, THEREFORE, in consideration of the foregoing and in order to induce Lender to enter into the Loan Agreement and the Exchange Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

         Section 1. Definitions. Capitalized terms used in this Pledge Agreement without definition shall have the meanings set forth in the Loan Agreement. The term "Event of Default" refers to an Event of Default as defined in the Loan Agreement or the Exchange Agreement. When used herein, the term "including" means "including without limitation."

         Section 2. Pledge. As collateral security for the prompt performance by Borrower of its obligations under the Loan Documents (including the Exchange Agreement), the Guarantor hereby pledges, assigns, hypothecates and transfers to Lender (x) 10 million shares of the Common Stock of Lender held by Borrower (as such number of shares may be adjusted for stock splits, recapitalizations, stock dividends, etc.) (the "Pledged Shares")), and (y) all proceeds (including dividends) payable in respect of the Pledged Shares ("Proceeds") (together with the Pledged Shares, the "Pledged Collateral"); and represents and warrants that such security interest shall, when UCC-1 financing statements have been properly filed in the appropriate offices, grant a first priority security interest in the Pledged Collateral in favor of Lender.

         Section 3. Security for Obligations. This Pledge Agreement shall secure, and the Pledged Collateral shall be security for, the prompt payment in full when due, and performance of, all obligations of Borrower to Lender under the Notes and the other Loan Documents, including the costs of collection thereof, to Lender or any assignee, indorsee or transferee of Lender and including, without limitation, all reasonable attorneys fees and all obligations of Borrower under the Exchange Agreement (the "Secured Obligations"). Upon the occurrence of any Event of Default, Lender is entitled to take for its own account, or to dispose of, the Pledged Collateral in accordance with the terms of this Pledge Agreement.

         Section 4. Rights of Lender. This Pledge Agreement is intended to convey to Lender all of Borrower's rights with respect to the Pledged Collateral (including, subject to Section 7(a)(i), the right to receive monies with respect to the Pledged Shares) and none of Borrower's duties with respect thereto. Lender shall not be liable for failure to collect or realize upon the Secured Obligations or the Pledged Collateral, or any part thereof, or for any delay in so doing, nor shall Lender be under any obligation to take any action whatsoever with regard thereto. Upon the failure of Borrower to pay any amounts owed to Lender in respect of the Secured Obligations, all or any part of the Pledged Collateral may be registered in the name of Lender and/or a nominee of Lender. Borrower hereby authorizes Lender to take all actions necessary to effectuate this Pledge Agreement as their attorney-in-fact and to execute any and all documents, with or without designation of Lender's signing capacity, on behalf of Borrower in connection with all activities contemplated by this Pledge Agreement, including, without limitation, to receive, endorse and collect, subject to Section 7(a)(i), all instruments made payable to Borrower representing any payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         Section 5. Representations and Warranties of Borrower. Borrower represents and warrants that:

         (a) Borrower is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Collateral, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever;

         (b) Borrower has full power, authority and legal right to pledge all the Pledged Collateral pursuant to this Pledge Agreement; and

         (c) the pledge, assignment, hypothecation, transfer and delivery of the Pledged Collateral pursuant to this Pledge Agreement creates, when UCC-1 financing statements have been properly filed in the appropriate offices, a valid first lien on and a fully perfected first priority security interest in the Pledged Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the Pledged Collateral except as set forth in clause (a) of this Section 5.

         Section 6. Covenants. Borrower covenants and agrees that until the Termination Date (as defined in Section 10):

         (a) Borrower will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, nor will Borrower create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance with respect to the Pledged Collateral (other than the lien created by this Pledge Agreement);

         (b) Borrower will, at its sole expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Lender from time to time may reasonably request in order to ensure to Lender the benefits of the liens in and to the Pledged Collateral intended to be created by this Pledge Agreement;

         (c) Borrower will defend the right, title and security interest of Lender in and to the Pledged Collateral against the claim of any entity or person and will maintain and preserve such liens until such Pledged Collateral is released pursuant to Section 10; and

         (d) Borrower will comply with the provisions set forth in Article IV of the Loan Agreement concerning the voting of the Pledged Shares.

         Section 7.  Borrower's Rights.

         (a) All distributions in respect of the Pledged Collateral shall be paid to Borrower but held in escrow by Lender pending maturity of the Notes; all rights to such distributions and payments shall remain subject to the lien created by this Pledge Agreement; and

         (b) Borrower hereby agrees to execute and deliver (or cause to be executed and delivered) all such instruments as Lender may reasonably request for the purpose of enabling Borrower to exercise the rights which it is entitled to exercise pursuant to the provisions hereof, and to receive the distributions and payments which it is authorized to receive and retain pursuant to the provisions hereof.

         Section 8.  Defaults and Remedies.

         (a) Upon any Event of Default, Lender, in addition to all rights of Lender created under the other Loan Documents, shall have and may exercise with respect to the Pledged Collateral, all rights and remedies available to secured creditors under the New York Commercial Code, or otherwise at law or in equity including, without limiting the generality of the foregoing, (i) the right to take the Pledged Collateral (or portion thereof) for its own account as provided in clause (b) of this Section 8 and (ii) the right to sell or assign the Pledged Collateral, or any part thereof, at public or private sale in New York or elsewhere as Lender may determine in good faith to be commercially reasonable and at such prices as Lender may deem best and commercially reasonable. The parties agree that written notice mailed to Borrower not less than ten days prior to any public sale of the Pledged Collateral or ten days prior to the date after which any private sale or other disposition of such Pledge Collateral will be made shall constitute reasonable notice (all other notices, demands or advertisements of any kind being hereby expressly waived), but notice given in any other reasonable manner or at any other reasonable time shall be sufficient. At any such sale, Lender shall have the right to purchase the Pledged Collateral, or any part thereof.

         To the extent Lender is restricted from making sales of Pledged Collateral without registration under the Securities Act, the following shall govern:

                  (i) at any such sale, Lender, at its discretion, may restrict the potential bidders or purchasers to institutional investors, and/or other persons who shall represent and warrant that they are acquiring the Pledged Collateral for their own account, for investment only and not with a view toward the resale or distribution thereof and which will make such further representations and warranties as Lender may, in its discretion, deem necessary or desirable to assure Lender that such prospective bidders or purchasers are, with respect to applicable federal and state securities laws and rules, suitable bidders and purchasers of such Pledged Collateral;

                  (ii) Lender may additionally decide to sell the Pledged Collateral in one or more private sales or in such other manner and subject to such restrictions and conditions as Lender, in its discretion, shall deem necessary in order for such sale to be exempt from the registration requirement of the Securities Act, and applicable state securities laws; and

                  (iii) Borrower consents to any sales made in the manner above-described and agrees that sales made as above-described shall be deemed to have been made in a commercially reasonable manner and Borrower further agrees that Lender shall have no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the offering and sale of such Collateral to be registered for public sale under the Securities Act, and applicable state securities laws, and no representation is made that any such registration is possible or will be made.

         (b) Upon the occurrence and during the continuation of any Event of Default, Lender shall have the right, in lieu of selling Pledged Collateral as provided in clause (a) of this Section 8, to take for its own account a portion of the Pledged Collateral with an Appraised

Value (as hereinafter defined) equal to the amount of the Secured Obligations as to which Borrower shall be in default (the "Foreclosed Collateral") upon ten
(10) days prior written notice (which notice shall state the Appraised Value ascribed thereto). In such event, Lender shall thereafter have all right, title and interest in and to such Foreclosed Collateral free of any liens, claims or encumbrances and Borrower's interest therein shall terminate, as if such Foreclosed Collateral had been sold to a third party in accordance with the procedures contemplated by clause (a) of this Section 8. "Appraised Value" shall mean the fair market value of such Pledged Collateral on the day prior to the date of the notice provided for herein as determined by a nationally recognized independent investment banking firm mutually and promptly selected by Lender and Borrower. Such firm shall make its determination as promptly as possible after its retention. In the event that Borrower and Lender are unable to agree upon a mutually acceptable firm within 10 days after notice from Lender to Borrower, Lender may select a nationally recognized independent investment banking firm to conduct the appraisal.

         (c) Any cash held by or on behalf of Lender as Pledged Collateral and all cash proceeds received by or on behalf of Lender in respect of any sale of, liquidation of, or other realization upon or all or any part of the Pledged Collateral shall be applied by Lender as follows:

                  (i) First, to the payment of the costs and expenses of such sale or of enforcing Lender's rights under this Pledge Agreement or the other Loan Documents, including reasonable expenses of Lender's counsel, and all other of the expenses, liabilities and advances made or incurred by Lender in connection therewith; and

                  (ii) Next, to the payment of the Secured Obligations, all in accordance with the terms and provisions of the Loan Documents; and

                  (iii) Finally, after payment in full of all of the Secured Obligations, to Borrower, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         Section 9. Waiver. No delay on the part of Lender in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Borrower by Lender with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, or prejudice Lender's rights as against Borrower in any respect.

         Section 10. Termination. Upon payment in full of the Secured Obligations, this Pledge Agreement shall terminate and Lender shall deliver to Borrower such instruments of assignment or other documents of transfer as shall be reasonably requested by Borrower and any instruments of assignment or documents of transfer executed in connection therewith to release the Pledged Collateral.

         Section 11. Miscellaneous. This Pledge Agreement shall be binding upon Borrower and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns, and none of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except in writing duly signed by Lender and Borrower.

         Section 12. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Pledge Agreement which are valid.

         Section 13. Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

         If to the Lender:                                              If to Borrower:

         ProAct Technologies Corp.                                      iXL Ventures PHC, Inc.
         120 Bloomingdale Road                                          1600 Peachtree Street
         White Plains, NY 10605                                         Atlanta, Georgia 30309
         Attn:  C. Cathleen Raffaeli                                    Attn :  Theodore W. Brown
         Facsimile: 914-872-8190                                        Facsimile:  404-279-6844

         With a copy to:                                                With a copy to:

         Fried, Frank, Harris, Shriver & Jacobson                       Greenberg Traurig
         One New York Plaza                                             3060 Peachtree Road, Suite 1100
         New York, New York 10004                                       Atlanta, GA 30305
         Attention:  Gary Cooperstein/Bryan Hall                        Attn:  James S. Altenbach
         Facsimile:  212-859-4000                                       Facsimile : 404-233-5824


         Section 14. Counterparts. This Pledge Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

         Section 15. Assignment. Lender shall have the full power, right and authority to assign its interests under this Pledge Agreement with or without the consent of Borrower hereunder and upon such assignment such transferee shall have rights and benefits of Lender under this Pledge Agreement.

         Section 16. Amendment. This Pledge Agreement may be amended, modified or supplemented only by a written instrument duly executed by Lender and Borrower.

         Section 17. Governing Law. This Pledge Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard, to the fullest extent permitted by law, to any conflict of laws rules which might apply the laws of any other jurisdiction.

         Section 18. Jurisdiction; Waiver of Jury Trial. (a) Borrower irrevocably submits to the non-exclusive jurisdiction of (i) the state courts of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Pledge Agreement or any transactions contemplated hereby. Borrower, for itself and in connection with its properties, generally and unconditionally, waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered in connection with this Pledge Agreement.

                  (b) Each of the parties hereto hereby waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Pledge Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Pledge Agreement, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.



                                  iXL VENTURES PHC, INC.


                                  By:  /s/ U. BERTRAM ELLIS, JR.
                                      -----------------------------------------
                                        Name:  U. Bertram Ellis, Jr.
                                              ----------------------------------
                                        Title: President
                                              ----------------------------------


                                  PROACT TECHNOLOGIES CORP.

                                  By:  /s/ C. CATHLEEN RAFFAELI
                                      -----------------------------------------
                                        Name:  /s/ C. Cathleen Raffaeli
                                              ----------------------------------
                                        Title: President
                                              ----------------------------------


                    Signature Page to Stock Pledge Agreement

                                    GUARANTY

         GUARANTY (the "Guaranty") dated as of December 19, 2000 by iXL VENTURES, L.P., a Delaware limited partnership (the "Guarantor"), in favor of PROACT TECHNOLOGIES CORP., a Delaware corporation (the "Lender").

         WHEREAS, iXL Ventures PHC, Inc., a Delaware corporation ("Borrower"), is a party to a Note Purchase Agreement dated as of the date hereof by and among the Borrower, iXL Enterprises, Inc., the Guarantor and the Lender (the "Loan Agreement");

         WHEREAS, the Loan Agreement provides for a loan of $20 million to be made by the Lender to the Borrower, secured by a first priority security interest in 10 million shares of common stock, $.01 par value per share, of the Lender held by the Borrower to be pledged (together with proceeds thereof) to the Lender pursuant to the terms of a Stock Pledge Agreement dated as of the date hereof (the "Pledge Agreement") (the "Pledged Shares");

         WHEREAS, the Borrower has issued $20 million of 5.75% Secured Convertible Notes due 2004 (the "Notes") in favor of the Lender, pursuant to the terms of the Loan Agreement;

         WHEREAS, the Borrower has agreed to the terms of an Exchange Agreement dated as of the date hereof between the Borrower and the Lender, providing for mutual exchange rights permitting the parties, under conditions specified therein, to exchange the Notes for the Pledged Shares (the "Exchange Agreement");

         WHEREAS, the Lender has requested the Guarantor to provide a limited recourse guaranty to the Lender of the Borrower's obligations to repay the Notes plus interest thereon and other Guaranty Obligations (defined below) pursuant to the Agreement on the terms and conditions hereinafter provided, such guaranty to be secured by a pledge of the capital stock of the Borrower pursuant to the terms of the Parent Pledge Agreement (defined below);

         WHEREAS, Guarantor is willing to enter into this Guaranty to induce the Lender to purchase the Notes under the Loan Agreement;

         NOW, THEREFORE, Guarantor hereby agrees:

         SECTION 1.  GUARANTY.

         1.1 Guaranty. From after the date hereof, Guarantor hereby irrevocably and unconditionally guarantees (x) the due and punctual payment by the Borrower of the Notes and interest thereon, on January 7, 2004 or such sooner date as the same shall become due and payable, whether at maturity, or otherwise under the Loan Agreement and (y) the due and punctual performance of the Borrower's obligations under the Loan Agreement, the Notes, the Exchange Agreement and the Pledge Agreement (collectively, the "Loan Documents") (such obligations, the "Guaranty Obligations"). Except as set forth in Section 1.1, Guarantor agrees that its Guaranty Obligations hereunder shall be absolute, present, continuing and unconditional, irrespective of the validity, regularity or enforceability of the Loan Agreement, or the other Loan Documents, the absence of any action to enforce the same, any waiver or consent by the Lender with respect to any provision thereof, the recovery of any judgment against the Borrower or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of a guarantor (except as provided in Section 1.2 below). The term "Interest Obligations" means the obligations of the Borrower to pay interest under the Notes; provided that (x) if the principal amount of the Notes is repaid by transfer of Purchaser Shares as provided under the terms of the Note Purchase Agreement, or (y) if the Company has completely foreclosed upon the Pledged Collateral under the Pledge Agreement or (z) an Event of Default has occurred, the Company has a right to foreclose on the Pledged Collateral, there is no stay in effect preventing such foreclosure, and the Company fails to take reasonable steps to effectuate a foreclosure with respect to all of the Pledged Collateral (any such event in clauses (x), (y) or (z), a "Cut-Off Event"), then, in each case, for purposes of this Agreement, from and after a Cut-Off Event, Interest Obligations shall no longer accrue with respect to the principal amount of the Notes (but interest may continue to accrue with respect to unpaid interest).

         1.2 Defenses, etc. Notwithstanding any provision of this Guaranty, Guarantor shall have the same defenses, set-offs and claims, if any, with respect to the enforcement against Guarantor of any Guaranty Obligations as would the Borrower with respect to such Guaranty Obligations (except for any defenses based upon or arising out of or in connection with the Borrower's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization or similar proceedings affecting the Borrower or any of its assets).

         1.3 Subrogation. Guarantor shall be subrogated to all rights of the Lender in respect of any amounts paid by (or performance by) Guarantor pursuant to the provisions of this Guaranty; provided, however, that Guarantor shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation with respect to any claim only after all amounts owed by (or performance by) Guarantor and the Borrower to the Lender in respect of the Lender, the Loan Agreement and other Loan Documents have been paid in full (or performed in full).

         1.4 Guaranty of Payment. The Guarantor further agrees that its guaranty constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Lender to any of the security held for payment of the Guaranty Obligations or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person.

         SECTION 2.  LIMITED RECOURSE TO THE GUARANTOR.

         Anything contained herein to the contrary notwithstanding, no recourse shall be had for the payment of the principal of or other amounts due on the Notes or for any claim based thereon or otherwise in respect thereof or for the payment and performance of any other obligation based on or in respect of any Loan Document (in each case other than the Interest Obligations) against (i) the Guarantor, or (ii) any officer, director or partner of the Guarantor and the enforcement of any judgment for breach by the Guarantor of its obligations hereunder shall be made only against the Collateral; provided, that with respect to the Interest Obligations this Guaranty shall be a full recourse guaranty. The foregoing provisions shall not (a) prevent recourse against the Borrower or with respect to the collateral pledged pursuant to the Pledge Agreement or the Collateral pledged pursuant to the Parent Pledge Agreement or constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Note or any Loan Document or secured by any Loan Document, and the same shall continue until paid or discharged, (b) limit the right of any person to name the Guarantor or its successor or assign as a party defendant in any action or suit for judicial foreclosure of or in the exercise of any other remedy under the Note or under any Loan Document, so long as no monetary judgment or judgment seeking personal liability, the expenditure of money or the performance of any act requiring the expenditure of money shall be sought against the Guarantor or any successor or assign of such Guarantor, except with respect to the Interest Obligations (as to which there is full recourse) or (c) limit or impair, in any manner, any right, remedy or recourse Lender may have against the Guarantor for actual fraud, willful diversion or misapplication of any portion of the Collateral by the Guarantor or the Borrower.

         SECTION 3.  SECURITY.

         The Guarantor authorizes the Lenders to take and hold security for the payment of the Guaranty Obligations and exchange, enforce, waive and release any such security, and apply such security and direct the order or manner of sale thereof as the Lender in its sole discretion may determine in accordance with the terms of the Parent Pledge Agreement dated as of the date hereof, by and between the Guarantor and the Lender (the "Parent Pledge Agreement"). The term "Collateral" has the meaning provided in the Parent Pledge Agreement.

         SECTION 4.  MISCELLANEOUS.

         Section 4.1. Notices. All notices to Guarantor under this Guaranty and copies of all notices to the Borrower under the Agreement shall, until Guarantor furnishes written notice to the contrary, be in writing and mailed, faxed or delivered to Guarantor at [address].

         Section 4.2. Governing Law. This Guaranty shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard, to the fullest extent permitted by law, to any conflict of laws rules which might apply the laws of any other jurisdiction.

         Section 4.3. Jurisdiction; Waiver of Jury Trial. (a) The Guarantor irrevocably submits to the non-exclusive jurisdiction of (i) the state courts of the State of New York, New

York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Note or any transactions contemplated hereby. The Guarantor, for itself and in connection with its properties, generally and unconditionally, waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered in connection with this Guaranty.

         (b) Each of the parties hereto hereby waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Guaranty. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Guaranty, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims.

         Section 4.4. Interpretation. The headings of the sections and other subdivisions of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part hereof. References to "Sections" refer to Sections of this Guaranty unless explicitly stated otherwise.

         IN WITNESS WHEREOF, the Guarantor hereby executes and delivers this Guaranty as of the date first above written.

                                  iXL VENTURES, L.P.
                                  By:  iXL, Inc., General Partner



                                  By:  /s/ U. BERTRAM ELLIS, JR.
                                      -----------------------------------------
                                        Name:  U. Bertram Ellis, Jr.
                                        Title: Chief Executive Officer



                           Signature page to Guaranty

                             PARENT PLEDGE AGREEMENT


         PARENT PLEDGE AGREEMENT (this "Pledge Agreement") dated as of December 19, 2000 by and among iXL Ventures, L.P., a Delaware limited partnership ("Parent"), and ProAct Technologies Corp., a Delaware corporation ("Lender").

         WHEREAS, iXL Ventures PHC, Inc., a Delaware corporation ("Borrower"), iXL Enterprises, Inc., Parent and Lender have entered into a Note Purchase Agreement dated as of the date hereof ("Loan Agreement"), pursuant to which Lender has agreed to purchase $20,000,000 principal amount of 5.75% Secured Convertible Notes due 2004 (the "Notes") upon the terms and subject to the conditions set forth therein; such Notes have been guaranteed by Parent pursuant to the Guaranty dated as of the date hereof (the "Guaranty");

         WHEREAS, Borrower and Lender have entered into an Exchange Agreement dated as of the date hereof (the "Exchange Agreement");

         WHEREAS, Borrower will receive substantial benefit from the issuance of the Notes;

         WHEREAS, Parent will grant a security interest in certain of its assets in favor of Lender to secure Parent's obligations under the Guaranty; and

         WHEREAS, it is a condition precedent to the obligation of Lender to purchase the Note that Parent shall have executed and delivered this Pledge Agreement.

         NOW, THEREFORE, in consideration of the foregoing and in order to induce Lender to enter into the Loan Agreement and the Exchange Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

         Section 1. Definitions. Capitalized terms used in this Pledge Agreement without definition shall have the meanings set forth in the Loan Agreement. The term "Event of Default" refers to a breach of the Secured Obligations by Parent. When used herein, the term "including" means "including without limitation."

         Section 2. Pledge. As collateral security for the prompt performance by Parent of its obligations under the Guaranty, Parent hereby pledges, assigns, hypothecates and transfers to Lender (x) 1 share of the Common Stock of Borrower held by Parent (as such number of shares may be adjusted for stock splits, recapitalizations, stock dividends, etc.) (the "Pledged Shares")), and (y) all proceeds (including dividends) payable in respect of the Pledged Shares ("Proceeds") (together with the Pledged Shares, the "Pledged Collateral"); and represents and warrants that such security interest shall, when UCC-1 financing statements have been properly filed in the appropriate offices, grant a first priority security interest in the Pledged Collateral in favor of Lender.

         Section 3. Security for Obligations. This Pledge Agreement shall secure, and the Pledged Collateral shall be security for, the prompt payment in full when due, and performance of, all obligations of Parent to Lender under the Guaranty, including the costs of collection thereof, to Lender or any assignee, indorsee or transferee of Lender and including, without limitation, all reasonable attorneys fees (the "Secured Obligations"). Upon the occurrence of any Event of Default, Lender is entitled to take for its own account, or to dispose of, the Pledged Collateral in accordance with the terms of this Pledge Agreement.

         Section 4. Rights of Lender. This Pledge Agreement is intended to convey to Lender all of Parent's rights with respect to the Pledged Collateral (including, subject to Section 7(a)(i), the right to receive monies with respect to the Pledged Shares) and none of Parent's duties with respect thereto. Lender shall not be liable for failure to collect or realize upon the Secured Obligations or the Pledged Collateral, or any part thereof, or for any delay in so doing, nor shall Lender be under any obligation to take any action whatsoever with regard thereto. Upon the failure of Borrower to pay any amounts owed to Lender in respect of the Secured Obligations, all or any part of the Pledged Collateral may be registered in the name of Lender and/or a nominee of Lender. Parent hereby authorizes Lender to take all actions necessary to effectuate this Pledge Agreement as their attorney-in-fact and to execute any and all documents, with or without designation of Lender's signing capacity, on behalf of Parent in connection with all activities contemplated by this Pledge Agreement, including, without limitation, to receive, endorse and collect, subject to Section 7(a)(i), all instruments made payable to Parent representing any payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         Section 5. Representations and Warranties of Parent. Parent represents and warrants that:

         (a) Parent is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Collateral, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever;

         (b) Parent has full power, authority and legal right to pledge all the Pledged Collateral pursuant to this Pledge Agreement; and

         (c) the pledge, assignment, hypothecation, transfer and delivery of the Pledged Collateral pursuant to this Pledge Agreement creates, when UCC-1 financing statements have been properly filed in the appropriate offices, a valid first lien on and a fully perfected first priority security interest in the Pledged Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the Pledged Collateral except as set forth in clause (a) of this Section 5.

         Section 6. Covenants. Parent covenants and agrees that until the Termination Date (as defined in Section 10):

         (a) Parent will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, nor will Parent create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance with respect to the Pledged Collateral (other than the lien created by this Pledge Agreement);

         (b) Parent will, at its sole expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Lender from time to time may reasonably request in order to ensure to Lender the benefits of the liens in and to the Pledged Collateral intended to be created by this Pledge Agreement; and

         (c) Parent will defend the right, title and security interest of Lender in and to the Pledged Collateral against the claim of any entity or person and will maintain and preserve such liens until such Pledged Collateral is released pursuant to Section 10.

         Section 7.        Parent's Rights.

         (a) All distributions in respect of the Pledged Collateral shall be paid to Parent but held in escrow by Lender pending maturity of the Notes; all rights to such distributions and payments shall remain subject to the lien created by this Pledge Agreement; provided that notwithstanding the foregoing the Borrower may distribute the proceeds of the issuance of the Notes to the Parent and such proceeds will not be subject to escrow or any liens hereunder; and

         (b) Parent hereby agrees to execute and deliver (or cause to be executed and delivered) all such instruments as Lender may reasonably request for the purpose of enabling Parent to exercise the rights which it is entitled to exercise pursuant to the provisions hereof, and to receive the distributions and payments which it is authorized to receive and retain pursuant to the provisions hereof.

         Section 8.        Defaults and Remedies.

                  (a) Upon any Event of Default, Lender, in addition to all rights of Lender created under the other Loan Documents, shall have and may exercise with respect to the Pledged Collateral, all rights and remedies available to secured creditors under the New York Commercial Code, or otherwise at law or in equity including, without limiting the generality of the foregoing,
(i) the right to take the Pledged Collateral (or portion thereof) for its own account as provided in clause (b) of this Section 8 and (ii) the right to sell or assign the Pledged Collateral, or any part thereof, at public or private sale in New York or elsewhere as Lender may determine in good faith to be commercially reasonable and at such prices as Lender may deem best and commercially reasonable. The parties agree that written notice mailed to Parent not less than ten days prior to any public sale of the Pledged Collateral or ten days prior to the date after which any private sale or other disposition of such Pledge Collateral will be made shall constitute reasonable notice (all other notices, demands or advertisements of any kind being hereby expressly waived), but notice given in any other reasonable manner or at any other reasonable time shall be sufficient. At any such sale, Lender shall have the right to purchase the Pledged Collateral, or any part thereof.

         To the extent Lender is restricted from making sales of Pledged Collateral without registration under the Securities Act, the following shall govern:

                           (i)      at any such sale, Lender, at its discretion,
may restrict the potential bidders or purchasers to institutional investors, and/or other persons who shall represent and warrant that they are acquiring the Pledged Collateral for their own account, for investment only and not with a view toward the resale or distribution thereof and which will make such further representations and warranties as Lender may, in its discretion, deem necessary or desirable to assure Lender that such prospective bidders or purchasers are, with respect to applicable federal and state securities laws and rules, suitable bidders and purchasers of such Pledged Collateral;

                           (ii)     Lender may additionally decide to sell the
Pledged Collateral in one or more private sales or in such other manner and subject to such restrictions and conditions as Lender, in its discretion, shall deem necessary in order for such sale to be exempt from the registration requirement of the Securities Act, and applicable state securities laws; and

                           (iii)    Parent consents to any sales made in the
manner above-described and agrees that sales made as above-described shall be deemed to have been made in a commercially reasonable manner and Parent further agrees that Lender shall have no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the offering and sale of such Collateral to be registered for public sale under the Securities Act, and applicable state securities laws, and no representation is made that any such registration is possible or will be made.

                  (b) Upon the occurrence and during the continuation of any Event of Default, Lender shall have the right, in lieu of selling Pledged Collateral as provided in clause (a) of this Section 8, to take for its own account a portion of the Pledged Collateral with an Appraised

Value (as hereinafter defined) equal to the amount of the Secured Obligations as to which Borrower shall be in default (the "Foreclosed Collateral") upon ten
(10) days prior written notice (which notice shall state the Appraised Value ascribed thereto). In such event, Lender shall thereafter have all right, title and interest in and to such Foreclosed Collateral free of any liens, claims or encumbrances and Parent's interest therein shall terminate, as if such Foreclosed Collateral had been sold to a third party in accordance with the procedures contemplated by clause (a) of this Section 8. "Appraised Value" shall mean the fair market value of such Pledged Collateral on the day prior to the date of the notice provided for herein as determined by a nationally recognized independent investment banking firm mutually and promptly selected by Lender and Parent. Such firm shall make its determination as promptly as possible after its retention. In the event that Borrower and Lender are unable to agree upon a mutually acceptable firm within 10 days after notice from Lender to Parent, Lender may select a nationally recognized independent investment banking firm to conduct the appraisal.

                  (c) Any cash held by or on behalf of Lender as Pledged Collateral and all cash proceeds received by or on behalf of Lender in respect of any sale of, liquidation of, or other realization upon or all or any part of the Pledged Collateral shall be applied by Lender as follows:

                           (i)      First, to the payment of the costs and
expenses of such sale or of enforcing Lender's rights under this Pledge Agreement or the other Loan Documents, including reasonable expenses of Lender's counsel, and all other of the expenses, liabilities and advances made or incurred by Lender in connection therewith; and

                           (ii)     Next, to the payment of the Secured
Obligations, all in accordance with the terms and provisions of the Loan Documents; and

                           (iii)    Finally, after payment in full of all of the
Secured Obligations, to Parent, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         Section 9. Waiver. No delay on the part of Lender in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Parent by Lender with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, or prejudice Lender's rights as against Parent in any respect.

         Section 10. Termination. Upon payment in full of the Secured Obligations, this Pledge Agreement shall terminate and Lender shall deliver to Parent such instruments of assignment or other documents of transfer as shall be reasonably requested by Parent and any instruments of assignment or documents of transfer executed in connection therewith to release the Pledged Collateral.

         Section 11. Miscellaneous. This Pledge Agreement shall be binding upon Parent and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns, and none of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except in writing duly signed by Lender and Parent.

         Section 12. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Pledge Agreement which are valid.

         Section 13. Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

         If to Lender:                                If to Parent:

         ProAct Technologies Corp.                    iXL Ventures PHC, Inc.
         120 Bloomingdale Road                        1600 Peachtree Street
         White Plains, NY 10605                       Atlanta, Georgia 30309
         Attn:  C. Cathleen Raffaeli                  Attn:  Theodore W. Brown
         Facsimile:  914-872-8190                     Facsimile:  404-279-6844

         With a copy to:                              With a copy to:

         Fried, Frank, Harris, Shriver & Jacobson     Greenberg Traurig
         One New York Plaza                           3060 Peachtree Road, Suite 1100
         New York, New York 10004                     Atlanta, GA 30305
         Attention:  Gary Cooperstein/Bryan Hall      Attn:  James S. Altenbach
         Facsimile:  212-859-4000                     Facsimile:  404-233-5824

         Section 14. Counterparts. This Pledge Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

         Section 15. Assignment. Lender shall have the full power, right and authority to assign its interests under this Pledge Agreement with or without the consent of Parent hereunder and upon such assignment such transferee shall have rights and benefits of Lender under this Pledge Agreement.

         Section 16. Amendment. This Pledge Agreement may be amended, modified or supplemented only by a written instrument duly executed by Lender and Parent.

         Section 17. Governing Law. This Pledge Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard, to the fullest extent permitted by law, to any conflict of laws rules which might apply the laws of any other jurisdiction.

         Section 18. Jurisdiction; Waiver of Jury Trial. (a) Each of Borrower and Parent irrevocably submits to the non-exclusive jurisdiction of (i) the state courts of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Pledge Agreement or any transactions contemplated hereby. Each of Borrower and Parent, for itself and in connection with its properties, generally and unconditionally, waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered in connection with this Pledge Agreement.

                  (b) Each of the parties hereto hereby waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Pledge Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Pledge Agreement, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.



                                        iXL VENTURES, L.P.
                                        By:  iXL, Inc, General Partner


                                        By: /s/ U. BERTRAM ELLIS, JR.
                                           ------------------------------------
                                             Name:   U. Bertram Ellis, Jr.
                                                    ---------------------------
                                             Title:  Chief Executive Officer
                                                    ---------------------------





                                        PROACT TECHNOLOGIES CORP.


                                        By: /s/ C. CATHLEEN RAFFAELI
                                           ------------------------------------
                                             Name:   C. Cathleen Raffaeli
                                                    ---------------------------
                                             Title:  President
                                                    ---------------------------



                  Signature Page to the Parent Pledge Agreement

                               EXCHANGE AGREEMENT

                  EXCHANGE AGREEMENT (the "Agreement") dated as of December 19, 2000 by and between iXL Ventures PHC, Inc., a Delaware corporation (the "Borrower"), and ProAct Technologies Corp., a Delaware corporation (the "Company"). Certain terms are defined in Section 1 below.


                  WHEREAS, the Borrower is issuing 5.75% Secured Convertible Notes (the "Notes") in a principal amount of $20 million to the Company pursuant to the terms of the Note Purchase Agreement dated as of the date hereof between the Company and the Borrower and certain other persons (the "Note Purchase Agreement");

                  WHEREAS, pursuant to the terms of the Note Purchase Agreement, the Borrower is agreeing to certain amendments to the Company's stockholders agreement; and

                  WHEREAS, iXL Ventures, L.P. has transferred 10 million shares of the Company's common stock to the Borrower, and such shares have been pledged to the Company pursuant to the Stock Pledge Agreement dated as of the date hereof by and between the Borrower and the Company (the "Stock Pledge Agreement"); and

                  WHEREAS, the parties hereto desire to provide for mutual exchange rights whereby (x) the Company may (i) exchange the Notes for the Pledged Collateral or (ii) may purchase the Pledged Collateral and (y) the Borrower may exchange the Pledged Collateral for the Notes, each on the terms and conditions hereof;

                  NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

                  SECTION 1. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Exchange Condition" means that the exchange of Pledged Collateral for the Notes is permitted under applicable law and the organizational documents of the Company, and that all necessary third party consents and approvals have been obtained.

                  "Pledged Collateral" has the meaning provided in the Stock Pledge Agreement.

                  "Pledged Shares" has the meaning provided in the Stock Pledge Agreement.

                  SECTION 2. TERM. This Agreement shall have a term beginning on the date hereof and ending on the date that the Notes are paid in full (the "Term").

                  SECTION 3. EXCHANGE RIGHTS.

                  Section 3.1. Exchange at the Option of the Company.

                  (a) At any time during the Term, at the option of the Company, the Company may exchange the Notes (in whole but not in part), for the Pledged Collateral.

                  (b) In order to exercise its exchange right hereunder, the Company must provide written notice to the Borrower, such notice to specify that an exchange is to be made hereunder and to specify the closing date for the exchange. The closing date shall occur within 15 days of delivery of such notice.

                  Section 3.2.  Cash Purchase of Pledged Collateral.

                  (a) At any time during the Term, at the option of the Company, the Company may purchase the Pledged Collateral for $20 million.

                  (b) In order to exercise its cash purchase right hereunder, the Company must provide written notice to the Borrower, such notice to specify that a cash purchase is to be made hereunder and to specify the closing date for the cash purchase. The closing date shall occur within 15 days of delivery of such notice.

                  Section 3.3.  Exchange at the Option of the Borrower.

                  (a) If the Exchange Condition has been met, at the option of the Borrower, the Borrower may exchange the Pledged Collateral (in whole but not in part), for the Notes.

                  (b) In order to exercise its exchange right hereunder, the Borrower must provide written notice to the Company, such notice to specify that an exchange is to be made hereunder and, to specify the closing date for the exchange and to provide reasonable evidence that the Exchange Condition has been met. The closing date shall occur within 15 days of delivery of such notice.

                  SECTION 4.  CLOSING OF EXCHANGE.

                  Section 4.1. Release of Pledged Collateral. At the closing of an exchange pursuant to Section 3.1 or 3.3 hereof or a cash purchase pursuant to
Section 3.2 hereof, the Pledged Collateral will automatically be released to the Company without any action on the part of the Borrower unless such action is requested by the Company. At the request of the Company, the Borrower shall deliver such instruments of transfer and customary documentation as the Company may reasonably request. The Pledged Collateral shall be transferred to the Company free and clear of any and all encumbrances, security interests, pledges, liens, collateral interests, rights of first refusal, etc. ("Encumbrances") (other than any such Encumbrances as may be provided under the Loan Documents for the benefit of the

Company or the Company's stockholders agreement or as may have been created by the Company).

                  Section 4.2. Delivery of Notes. At the closing of an exchange pursuant to Section 3.1 or 3.3 hereof, the Company shall deliver the Notes and such instruments of transfer and other customary documentation as the Borrower may reasonably request, and such Notes shall be delivered free and clear of any Encumbrances (other than as may have been created by the Borrower).

                  SECTION 5. SECURITY INTEREST. The Borrower has granted a security interest in favor of the Company securing its obligations under this Agreement, pursuant to the terms of the Stock Pledge Agreement. An "Event of Default" shall be deemed to occur under the Stock Pledge Agreement if the Borrower breaches any of its obligations hereunder.

                  SECTION 6.  MISCELLANEOUS.

                  Section 6.1. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard, to the fullest extent permitted by law, to any conflict of laws rules which might apply the laws of any other jurisdiction.

                  Section 6.2. Jurisdiction; Waiver of Jury Trial. (a) The Borrower irrevocably submits to the non-exclusive jurisdiction of (i) the state courts of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transactions contemplated hereby. The Borrower, for itself and in connection with its properties, generally and unconditionally, waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered in connection with this Agreement.

                  (b) Each of the parties hereto hereby waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims.

                  Section 6.3. Interpretation. The headings of the sections and other subdivisions of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof. References to "Sections" refer to Sections of this Agreement unless explicitly stated otherwise. The term "including" means "including without limitation."

                  Section 6.4. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                  Section 6.5. Specific Performance. The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

                  Section 6.6. Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

         If to the Company:                                 If to the Borrower:

         ProAct Technologies Corp.                          iXL Ventures PHC, Inc.
         120 Bloomingdale Road                              1600 Peachtree Street
         White Plains, NY 10605                             Atlanta, Georgia 30309
         Attn:  C. Cathleen Raffaeli                        Attn:  Theodore W. Brown
         Facsimile:  914-872-8190                           Facsimile:  404-279-6844

         With a copy to:                                    With a copy to:

         Fried, Frank, Harris, Shriver & Jacobson           Greenberg Traurig
         One New York Plaza                                 3060 Peachtree Road, Suite 1100
         New York, New York 10004                           Atlanta, GA 30305
         Attention:  Gary Cooperstein/Bryan Hall            Attn:  James S. Altenbach
         Facsimile:  212-859-4000                           Facsimile:  404-233-5824


                  Section 6.7. Assignment. This Agreement is not assignable by the Borrower. The Company may assign its rights under this Agreement provided that the Assignee agrees to be bound by all the provisions hereof.

                  Section 6.8. Amendment. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company and the Borrower.

                  IN WITNESS WHEREOF, the parties hereby execute and deliver this Exchange Agreement as of the date first above written.


                                         iXL VENTURES PHC, INC.



                                         By: /s/ U. Bertram Ellis, Jr.
                                             ---------------------------
                                             Name: U. Bertram Ellis, Jr.
                                             Title: President




                                         PROACT TECHNOLOGIES CORP.



                                         By: /s/ C. Cathleen Raffaeli
                                             ---------------------------
                                             Name: C. Cathleen Raffaeli
                                             Title: President



                    Signature Page to the Exchange Agreement

                             INTERCOMPANY AGREEMENT


                  INTERCOMPANY AGREEMENT dated as of December 19, 2000 by and between iXL Ventures, L.P., a Delaware limited partnership (the "Parent"), iXL Ventures PHC, Inc., a Delaware corporation (the "Borrower"), and ProAct Technologies Corp., a Delaware corporation (the "Company"). Certain terms are defined in Section 1 below.

                  WHEREAS, the Borrower is a party to a Note Purchase Agreement dated as of the date hereof by and among the Borrower, the Company, the Parent and iXL Enterprises, Inc. (the "Note Purchase Agreement");

                  WHEREAS, the Note Purchase Agreement provides for a loan of $20 million to be made by the Lender to the Borrower, secured by a first priority security interest in 10 million shares of common stock, $.01 per value per share, of the Lender held by the Borrower to be pledged (together with proceeds thereof) to the Lender pursuant to the terms of a Stock Pledge Agreement dated as of the date hereof (the "Pledge Agreement") (the "Pledged Shares");

                  WHEREAS, the Borrower has issued $20 million of 5.75% Secured Convertible Notes due 2004 (the "Notes") in favor of the Lender, pursuant to the terms of the Note Purchase Agreement;

                  WHEREAS, the Borrower has agreed to the terms of an Exchange Agreement dated as of the date hereof between the Borrower and the Lender, providing for mutual exchange rights permitting the parties, under conditions specified therein, to exchange the Notes for the Pledged Shares (the "Exchange Agreement");

                  WHEREAS, the Lender has requested the Guarantor to provide a limited recourse guaranty to the Lender (the "Guaranty") of the Borrower's obligations to repay the Notes plus interest thereon and other Guaranty Obligations (defined in the Guaranty);

                  WHEREAS, the Parent and the Borrower desire to enter into this Agreement in order to induce the Company to enter into the Note Purchase Agreement and related documents;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows;

                  SECTION 1: DEFINED TERMS. Terms not otherwise defined herein are used as defined in the Note Purchase Agreement.

                  SECTION 2. SEPARATENESS OF THE BORROWER AND THE PARENT. Each of the Borrower and the Parent hereby covenants and agrees as follows (except as provided in the Loan Documents):

                  (a) The Borrower shall maintain its own bank and investment accounts and records, and all other books of account and records separate and distinct from those of any other person or entity, including the Parent;

                  (b) The Borrower shall not commingle its funds or other assets with those of any other person or entity, including the Parent, and funds and other assets of the Borrower shall at all times be separately identified and segregated;

                  (c)      The Borrower shall act solely in its own name;

                  (d) The Borrower shall hold its assets on its own behalf and, if assets are held on behalf of the Borrower by another person, such assets shall be kept identifiable (in accordance with customary usages) as assets owned by the Borrower;

                  (e) There will be no transfers of assets among the Borrower, on the one hand, and any of the Parent or its affiliates, on the other hand, other than (a) pursuant to the Loan Documents and pursuant to this Agreement and (b) (i) capital contributions to, the Borrower; (ii) pursuant to a tax sharing agreement or arrangement which provides for a fair and reasonable allocation of tax liabilities and tax benefits among the Borrower and its affiliates based on their respective separate company taxable income or loss (or other items on which the relevant tax liability is based); (iii) in connection with transactions documented in writing on terms and conditions that are arm's length in all material respects, and (iv) in the case of each of the foregoing, in compliance with corporate formalities, the Loan Documents and applicable law;

                  (f) The Borrower shall be, and at all times shall hold itself out to its creditors, governmental entities and the public as, a legal entity separate and distinct from the Parent or any other person or entity, and the Borrower shall act and conduct business solely in its own name and through its own authorized officers and agents, shall correct any known misunderstanding regarding its status as a separate identity from the Parent or any other person or entity, and shall not identify itself or any of its affiliates as a division or part of any person or entity;

                  (g) The Borrower shall not maintain, prepare or issue consolidated financial statements with any other person or entity (including, without limitation, the Parent) unless such consolidated financial statements clearly indicate that they consolidate the financial statements of separate legal entities;

                  (h) The Borrower shall pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses, which shall be allocated fairly and reasonably) from its own funds and assets as the same shall become due;

                  (i) The Borrower shall observe all corporate and other legal formalities and shall take all appropriate action necessary to maintain its existence as a corporation under the laws of the State of Delaware separate and distinct from the existence of the Parent and its affiliates and any other person or entity;

                  (j) All transactions entered into by the Borrower with the other Parties shall be pursuant to written documentation on terms and conditions that are not materially more or less favorable to the Borrower than the terms and conditions that would be expected to have been obtained, at the time of each such transaction and under similar circumstances, from persons that are not the Parent or any other affiliate of the Borrower;

                  (k) The Borrower shall not guarantee or otherwise hold out its assets or credit as being available to satisfy obligations of any kind (other than the Loan Documents);

                  (l) The Borrower shall not assume any obligations of any kind or securities of any other person or entity or any indebtedness for borrowed money of any other person or entity;

                  (m) The Borrower shall exclusively use its own stationery, invoices and checks;

                  (n)      The Borrower will not (i) make any loans or advances,
(ii) acquire indebtedness for borrowed money, or (iii) pledge, mortgage or make similar arrangements with respect to its assets for the benefit of any person or entity, other than the Notes or pursuant to the Loan Documents;

                  (o) The Borrower shall not voluntarily dissolve or liquidate, in whole or in part, consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity;

                  (p) The Borrower shall make all decisions with respect to its business and daily operations independent of the direction of any other person or entity;

                  (q) The Borrower shall not incur any debt or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation or incurring any indemnity obligation), other than the debt outstanding from time to time under the Notes, the Exchange Agreement and the other Loan Documents;

                  (r) The Borrower has done or caused to be done and shall do all things necessary to observe organizational formalities and preserve its existence and, without the consent of all of its shareholders, which shall be evidenced in writing, the Borrower shall not amend, modify or otherwise change the Certificate of Incorporation of the Borrower, this Agreement, or other organizational documents of the Borrower, including, without limitation, with respect to any of the covenants listed in this Section 2, and the Borrower shall not otherwise act or fail to act in any manner that would be inconsistent with, or frustrate the purpose or intent of, any provision of this Section 2;

                  (s) The Borrower shall maintain complete minutes of all meetings of its board of directors and its stockholders;

                  (t) The Borrower does not and shall not hold itself out to be responsible for the debts or obligations of any other person;

                  (u) The Borrower shall not, without the unanimous approval of its board of directors, file any voluntary petition for, or involuntary petition against any of the other Parties under the Bankruptcy Code, or institute any proceeding to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the filing of any such petition or the appointment of a receiver, rehabilitator, conservator, liquidator, assignee, trustee, sequestrator (or other similar official) of any such entity or of any part of its property, or order the winding-up or liquidation of its affairs, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any action in furtherance of any of the foregoing; and

                  (v) The Borrower has not, at any time before the execution of this Agreement, entered into any agreement, incurred any obligation, or engaged in any other act or conduct that would constitute a violation of any covenant set forth in this Section 2 if such act or conduct were to occur immediately following the execution of this Agreement.

                  SECTION 3. COVENANTS OF THE PARENT.


                  (a) The Parent will not take any actions which would cause a breach of the provisions of Section 2 by the Borrower.

                  (b) Without limiting the foregoing, the Parent hereby covenants and agrees as follows (except as provided in the Loan Documents):

                           (i) The Parent shall maintain its own bank and investment accounts and records, and all other books of account and records separate and distinct from those of the Borrower;

                           (ii)     The Parent, as a stockholder of the
         Borrower, shall not have any legal, equitable, or other interest whatsoever in any of the assets of the Borrower other than pursuant to Delaware law;

                           (iii) The Parent shall not be entitled to receive any distributions on account of any interest in the Borrower other than pursuant to Delaware law;

                           (iv) The Parent shall not commingle its funds or other assets with those of the Borrower, and funds and other assets of the Parent shall at all times be separately identified and segregated;

                           (v) The Parent shall be, and at all times shall hold itself out to its creditors, governmental entities and the public as, a legal entity separate and distinct from the Borrower, and the Parent shall act and conduct business solely in its own name and through its own authorized officers and agents, shall correct any known misunderstanding regarding its status as a separate identity from the Borrower, and shall not identify itself or any of its affiliates as a division or part of the Borrower;

                           (vi) The Parent shall not maintain, prepare or issue consolidated financial statements that include the Borrower unless such consolidated financial statements clearly indicate that they consolidate the financial statements of separate legal entities;

                           (vii) The Parent shall observe all corporate and other legal formalities and shall take all appropriate action necessary to maintain its existence as a corporation under the laws of the State of Delaware separate and distinct from the existence of each of the other Parties or any other entity;

                           (viii) There shall be no transfers of assets among Parent, on the one hand, and the Borrower, on the other hand, other than (a) pursuant to the Loan Documents and (b) (i) capital contributions or corporate dividends; (ii) pursuant to a tax sharing agreement or arrangement which provides for a fair and reasonable allocation of tax liabilities and tax benefits among the Parent and the Borrower based on their respective separate company taxable income or loss (or other items on which the relevant tax liability is based);
         (iii) in connection with transactions documented in writing on terms and conditions that are arm's length in all material respects, and (iv) in the case of each of the foregoing, in compliance with corporate formalities, the Loan Documents and applicable law;

                           (ix) The Parent shall not guarantee or otherwise hold out its assets or credit as being available to satisfy obligations of any kind of the Borrower, other than as provided in the Loan Documents; and

                           (x) The Parent shall not cause the Borrower to file any voluntary petition under the Bankruptcy Code, and the Parent shall not file or cause any other person to file an involuntary petition against the Borrower under the United States Bankruptcy Code, or institute or cause any other person to institute any proceeding against the Borrower for the Borrower to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Borrower, or file a petition or answer or consent seeking reorganization or relief for the Borrower under any applicable federal or state law relating to bankruptcy, or consent to the filing of any such petition or the appointment of a receiver, rehabilitator, conservator, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or of any part of its property, or order the winding-up or liquidation of the Borrower's affairs, or take any action in furtherance of any of the foregoing.

                  SECTION 4.  PERMITTED DISTRIBUTION; SOLVENCY.

                  (a) Notwithstanding anything to the contrary herein, (i) the Company acknowledges and agrees that the proceeds from the issuance of the Notes pursuant to the Note Purchase Agreement may be distributed by the Borrower to the Parent and (ii) the officers and directors of the Borrower shall have no personal liability to the Company (or its successors and assigns) with respect to such distribution.


                  (b) The Company acknowledges that, assuming the accuracy of the representations and warranties in the Note Purchase Agreement, as of the closing of the purchase of the Notes by the Company and after giving effect to a distribution by the Borrower of the proceeds thereof to the Parent, the Borrower is a solvent entity.

                  SECTION 5. TERMINATION. This Agreement shall terminate upon the earlier of (i) repayment of the Notes; (ii) exchange of the Notes pursuant to the Exchange Agreement; or (iii) conversion of the Notes pursuant to the Note Purchase Agreement.

                  SECTION 6.  MISCELLANEOUS.

                  Section 6.1. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard, to the fullest extent permitted by law, to any conflict of laws rules which might apply the laws of any other jurisdiction.

                  Section 6.2. Jurisdiction; Waiver of Jury Trial. (a) Each of the Borrower and the Parent irrevocably submits to the non-exclusive jurisdiction of (i) the state courts of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Note or any transactions contemplated hereby. Each of the Borrower and the Parent, for itself and in connection with its properties, generally and unconditionally, waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered in connection with this Agreement.

                  (b) Each of the parties hereto hereby waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this agreement, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims.

                  Section 6.3. Interpretation. The headings of the sections and other subdivisions of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof. References to "Sections" refer to Sections of this Agreement unless explicitly stated otherwise. The term "including" means "including without limitation."

                  Section 6.4. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.


                  Section 6.5. Specific Performance. The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

                  Section 6.6. Assignment. This Agreement is not assignable by the Borrower or the Parent. The Company may assign its rights under this Agreement provided that the assignee agrees to be bound by all the provisions hereof.

                  Section 6.7. Amendment. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company, the Parent and the Borrower.

                  IN WITNESS WHEREOF, the parties hereby execute and deliver this Intercompany Agreement as of the date first above written.


                                     iXL VENTURES, L.P.
                                     By:    iXL, Inc., General Partner



                                     By:  /s/ U. Bertram Ellis, Jr.
                                          ------------------------------
                                          Name: U. Bertram Ellis, Jr.
                                          Title: Chief Executive Officer


                                     iXL VENTURES PHC, INC.



                                     By:  /s/ Theodore W. Browne III
                                          ------------------------------
                                          Name: Theodore W. Browne III
                                          Title: Vice President


                                     PROACT TECHNOLOGIES CORP.



                                     By:  /s/ C. Cathleen Raffaeli
                                          ------------------------------
                                          Name: C. Cathleen Raffaeli
                                          Title: President



                  Signature Page to the Intercompany Agreement

                               KEEP WELL AGREEMENT

                  KEEP WELL AGREEMENT (the "Agreement") dated as of December 19, 2000 between iXL Ventures, L.P., a Delaware limited liability company (the "Parent"), and iXL Ventures PHC, Inc., a Delaware corporation (the "Borrower"). Terms not otherwise defined herein are used as defined in the Note Purchase Agreement.

                  WHEREAS, the Borrower is issuing 5.75% Secured Convertible Notes (the "Notes") in a principal amount of $20 million to ProAct Technologies Corp. (the "Company") pursuant to the terms of the Note Purchase Agreement dated as of the date hereof between the Company and the Borrower and certain other parties (the "Note Purchase Agreement"); and

                  WHEREAS, the Parent has transferred 10 million shares of the Company's common stock to the Borrower, and such shares have been pledged to the Company pursuant to the Stock Pledge Agreement dated as of the date hereof by and between the Borrower and the Company;

                  NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

                  Section 1. KEEP WELL. The Parent will from time to time promptly make such capital contributions to the Borrower as may be required for the Borrower to meet its obligations to pay any and all interest and other amounts due (other than principal) under the terms of the Notes and the other Loan Documents, whenever such amounts may be due and payable, and further to provide for payment of administrative overhead and similar expenses of operating the Borrower from time to time, in each case so long as the Notes remain outstanding (such obligation to make contributions, the "Keep Well Obligation"); provided that for purposes of this Agreement, the Keep Well Obligation shall terminate with respect to Interest Obligations which no longer accrue upon the occurrence of a Cut-Off Event. The term "Interest Obligations" means the obligations of the Borrower to pay interest under the Notes; provided that (x) if the principal amount of the Notes is repaid by transfer of Purchaser Shares as provided under the terms of the Note Purchase Agreement, or (y) if the Company has completely foreclosed upon the Pledged Collateral under the Pledge Agreement or (z) an Event of Default has occurred, the Company has a right to foreclose on the Pledged Collateral, there is no stay in effect preventing such foreclosure, and the Company fails to take reasonable steps to effectuate a foreclosure with respect to all of the Pledged Collateral (any such event in clauses (x), (y) or (z), a "Cut-Off Event"), then, in each case, for purposes of this Agreement, from and after a Cut-Off Event, Interest Obligations shall no longer accrue with respect to the principal amount of the Notes (but interest may continue to accrue with respect to unpaid interest).

                  SECTION 2. TERM. This Agreement shall have a term beginning on the date hereof and ending on the date that the Notes are paid in full (the "Term").

                  SECTION 3.  MISCELLANEOUS.

                  Section 3.1. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard, to the fullest extent permitted by law, to any conflict of laws rules which might apply the laws of any other jurisdiction.

                  Section 3.2. Jurisdiction; Waiver of Jury Trial. (a) The Borrower irrevocably submits to the non-exclusive jurisdiction of (i) the state courts of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transactions contemplated hereby. The Borrower, for itself and in connection with its properties, generally and unconditionally, waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered in connection with this Agreement.

                  (b) Each of the parties hereto hereby waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims.

                  Section 3.3. Interpretation. The headings of the sections and other subdivisions of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof. References to "Sections" refer to Sections of this Agreement unless explicitly stated otherwise. The term "including" means "including without limitation."

                  Section 3.4. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                  Section 3.5. Specific Performance. The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

                  Section 3.6. Assignment. This Agreement is not assignable without the prior written consent of the Company.

                  Section 3.7. Amendment. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Parent, the Company and the Borrower.

                  Section 3.8. Third Party Beneficiary. The Company is a third party beneficiary to this Agreement and may enforce the terms of this Agreement.


                                      -2-